UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 21, 2020

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

Item 7.01    Regulation FD Disclosure.

As previously disclosed on our Current Report on Form 8-K filed on March 16, 2020, the independent members of the Board of Directors (the “Board”) of Ashford Inc. (the “Company”) declared, and the Company paid, 50% of the cumulative preferred dividend payment on its Series D Convertible Preferred Stock for the first quarter ending March 31, 2020. As previously disclosed on our Form 10-Q filed on June 25, 2020, the Board of the Company declared on June 24, 2020, and the Company paid, the remaining 50% of the preferred dividend payment, plus accrued dividends, which were due with respect to its cumulative dividend payments on the Series D Convertible Preferred Stock for the first quarter ending March 31, 2020. As previously disclosed on our Current Report on Form 8-K/A filed on June 29, 2020, the Board of the Company also decided that no dividend will be declared or paid with respect to its Series D Convertible Preferred Stock for the second quarter ending June 30, 2020.

On September 14, 2020, the Board of the Company declared a dividend of $0.411875 per share of the Company’s Series D Convertible Preferred Stock for the third quarter ending September 30, 2020. Such dividend will be paid by the Company on October 15, 2020, to stockholders of record on September 30, 2020. At this time, the preferred dividend payment on the Series D Convertible Preferred Stock for the second quarter ending June 30, 2020 remains unpaid and all accrued dividends will accumulate and compound until paid in cash or converted into common stock of the Company pursuant to the terms of the Certificate of Designation for the Series D Convertible Preferred Stock.

The information furnished pursuant to this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary
Date: September 21, 2020